UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 31, 2017

Ritchie Bros. Auctioneers Incorporated

(Exact name of registrant as specified in its charter)

Canada	001-13425	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9500 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J 0C6
(Address of principal executive offices) (Zip Code)

(778) 331-5500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 31, 2017, Ritchie Bros. Auctioneers Incorporated (the “Company”) completed its previously announced acquisition of IronPlanet Holdings, Inc. (“IronPlanet”) pursuant to the terms of an Agreement and Plan of Merger, dated as of August 29, 2016 (the “Merger Agreement”), by and among the Company, Topaz Mergersub, Inc. (“Merger Sub”), IronPlanet and Fortis Advisors LLC (as representative of the indemnifying securityholders thereunder). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into IronPlanet, with IronPlanet continuing as the surviving corporation. As a result of the merger, IronPlanet became a wholly owned subsidiary of the Company. On June 2, 2017, the Company filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “Initial 8-K”) to report the completion of the transactions contemplated by the Merger Agreement and other related matters. This amendment to the Initial 8-K adds Item 8.01 set forth below, amends Item 9.01 of the Initial 8-K and provides the historical financial information required pursuant to Item 9.01 (a) of Form 8-K and the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K.

Item 8.01 Other Events.

The Company hereby confirms the process for shareholders or other interested parties to communicate with the Company’s Board of Directors:

You can communicate directly with the Company’s independent directors via email at Chairman_of_the_Board@rbauction.com. All relevant correspondence will be forwarded to the Chair of the Company’s Board of Directors in accordance with the Company’s Shareholder Engagement Policy. A copy of the Company’s Shareholder Engagement Policy is available at:

https://www.rbauction.com/cms_assets/pdf/corporate-governance/2016-shareholder-engagement-policy.pdf.

Item 9.01     Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of IronPlanet as of and for the years ended December 31, 2016 and 2015 and accompanying notes are included as Exhibit 99.2 hereto and are incorporated herein by reference.

The unaudited consolidated financial statements of IronPlanet as of March 31, 2017 and for the three months ended March 31, 2017 and 2016 and accompanying notes are included as Exhibit 99.3 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following Unaudited Pro Forma Combined Condensed Financial Statements required pursuant to Item 9.01(b) of Form 8-K are included as Exhibit 99.4 hereto and are incorporated herein by reference:

(i) Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 2017.

(ii) Unaudited Pro Forma Combined Condensed Income Statement for the year ended December 31, 2016 and for the three months ended March 31, 2017.

(iii) Notes to the Unaudited Pro Forma Combined Condensed Financial Statements.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Auditors
99.1	Press release from the Company, dated May 31, 2017, entitled “Ritchie Bros. Completes Its Acquisition of IronPlanet, Growing Digital Presence and Offering Unprecedented Choice to Customers” (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on June 2, 2017)
99.2	Audited consolidated financial statements of IronPlanet as of and for the years ended December 31, 2016 and 2015 and accompanying notes
99.3	Unaudited consolidated financial statements of IronPlanet as of March 31, 2017 and for the three months ended March 31, 2017 and 2016 and accompanying notes
99.4	Unaudited Pro Forma Combined Consolidated Balance Sheet as of March 31, 2017 and Unaudited Pro Forma Combined Condensed Income Statement for the year ended December 31, 2016 and for the three months ended March 31, 2017 and accompanying notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITCHIE BROS. AUCTIONEERS INCORPORATED

By:	/s/ Darren Watt
Darren Watt
General Counsel & Corporate Secretary

Date:  August 8, 2017

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Auditors
99.1	Press release from the Company, dated May 31, 2017, entitled “Ritchie Bros. Completes Its Acquisition of IronPlanet, Growing Digital Presence and Offering Unprecedented Choice to Customers” (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on June 2, 2017)
99.2	Audited consolidated financial statements of IronPlanet as of and for the years ended December 31, 2016 and 2015 and accompanying notes
99.3	Unaudited consolidated financial statements of IronPlanet as of March 31, 2017 and for the three months ended March 31, 2017 and 2016 and accompanying notes
99.4	Unaudited Pro Forma Combined Consolidated Balance Sheet as of March 31, 2017 and Unaudited Pro Forma Combined Condensed Income Statement for the year ended December 31, 2016 and for the three months ended March 31, 2017 and accompanying notes